Exhibit (3)

                             STOCK OPTION AGREEMENT
                            DATED SEPTEMBER 13, 1996


                             STOCK OPTION AGREEMENT



                  THIS STOCK OPTION AGREEMENT ("Agreement") dated September 13, 1996, is by and between Valley National Bancorp, a New Jersey corporation and registered bank holding company ("Valley"), and Midland Bancorporation, Inc. a New Jersey corporation ("Midland") and registered bank holding company for Midland Bank ("Bank").

                                   BACKGROUND

                  1. Valley, Midland, the Bank and Valley Bank ("Valley Bank"), a wholly-owned subsidiary of Valley, as of the date hereof, have executed an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Valley will acquire Midland through a merger of Midland with and into Valley (the "Merger").

                  2. As an inducement to Valley to enter into the Merger Agreement and in consideration for such entry and negotiation, Midland has agreed to grant to Valley an option to purchase authorized but unissued shares of common stock of Midland in an amount and on the terms and conditions hereinafter set forth.

                                    AGREEMENT

                  In consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, Valley and Midland, intending to be legally bound hereby, agree:

                  1. Grant of Option. Midland hereby grants to Valley the option to purchase 35,000 shares (the "Option Shares") of Midland's common stock, $15.00 par value ("Common Stock") at an exercise price of $301.00 per share (the "Option Price"), on the terms and conditions set forth herein (the "Option").

                  2. Exercise of Option. This Option shall not be exercisable until the occurrence of a Triggering Event (as such term is hereinafter defined). Upon or after the occurrence of a Triggering Event (as such term is hereinafter defined), Valley may exercise the Option, in whole or in part, at any time or from time to time in accordance with the terms and conditions hereof.

                  The term "Triggering Event" means the occurrence of any of the following events:

                  A person or group (as such terms are defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder) other than Valley or an affiliate of Valley:

                     a. acquires beneficial ownership (as such term is defined in Rule 13d-3 as promulgated under the Exchange Act) of at least 20% of the then outstanding shares of Common Stock; provided, however, that the continuing ownership by a person or group which as of the date hereof owns more than 20% of the outstanding Common Stock shall not constitute a Triggering Event;

                     b. enters into a written letter of intent or an agreement with Midland pursuant to which such person or any affiliate of such person would
(i) merge or consolidate, or enter into any similar transaction with Midland or Midland Bank, (ii) acquire all or a significant portion of the assets or liabilities of Midland or Midland Bank, or (iii) acquire beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing 20% or more of the then outstanding shares of Common Stock;

                     c. makes a filing with any bank or thrift regulatory authorities or publicly announces a bona fide proposal (a "Proposal") for (i) any merger, consolidation or acquisition of all or a significant portion of all the assets or liabilities of Midland or any other business combination involving Midland or Midland Bank, or (ii) a transaction involving the transfer of beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing, 20% or more of the outstanding shares of Common Stock, and thereafter, if such Proposal has not been Publicly Withdrawn (as such term is hereinafter defined) at least 15 days prior to the meeting of stockholders of Midland called to vote on the Merger and Midland stockholders fail to approve the Merger by the vote required by applicable law at the meeting of stockholders called for such purpose; or

                     d. makes a bona fide Proposal and thereafter, but before such Proposal has been Publicly Withdrawn, Midland willfully takes any action in any manner which would materially interfere with its ability to consummate the Merger or materially reduce the value of the Merger to Valley.

                  The term "Triggering Event" also means the taking of any direct or indirect action by Midland or any of its directors, officers or agents to invite, encourage or solicit any proposal which has as its purpose a tender offer for the shares of Common Stock, a merger, consolidation, plan of exchange, plan of acquisition or reorganization of Midland or Midland Bank, or a sale of shares of Common Stock or stock of Midland Bank or any significant portion of the assets or liabilities of Midland or Midland Bank.

                  The term "significant portion" means 20% of the assets or liabilities of Midland.

                  "Publicly Withdrawn", for purposes of clauses (c) and (d) above, shall mean an unconditional bona fide withdrawal of the Proposal coupled with a public announcement of no further interest in pursuing such Proposal or in acquiring any controlling influence over Midland or in soliciting or inducing any other person (other than Valley or any affiliate of Valley) to do so.

                  Notwithstanding the foregoing, the Option may not be exercised at any time (i) in the absence of any required governmental or regulatory approval or consent necessary for Midland to issue the Option Shares or Valley to exercise the Option or prior to the expiration or termination of any waiting period required by law, or (ii) so long as any injunction or other order, decree or ruling issued by any federal or state court of competent jurisdiction is in effect which prohibits the sale or delivery of the Option Shares.

                  Midland shall notify Valley promptly in writing of the occurrence of any Triggering Event known to it, it being understood that the giving of such notice by Midland shall not be a condition to the right of Valley to exercise the Option. Midland will not take any action which would have the effect of preventing or disabling Midland from delivering the Option Shares to Valley upon exercise of the Option or otherwise performing its obligations under this Agreement.

                  In the event Valley wishes to exercise the Option, Valley shall send a written notice to Midland (the date of which is hereinafter referred to as the "Notice Date") specifying the total number of Option Shares it wishes to purchase and a place and date for the closing of such a purchase (a "Closing"); provided, however, that a Closing shall not occur prior to two days after the later of receipt of any necessary regulatory approvals and the expiration of any legally required notice or waiting period, if any.

                  3. Payment and Delivery of Certificates. At any Closing hereunder (a) Valley will make payment to Midland of the aggregate price for the Option Shares so purchased by wire transfer of immediately available funds to an account designated by Midland, (b) Midland will deliver to Valley a stock certificate or certificates representing the number of Option Shares so purchased, free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever created by or through Midland, registered in the name of Valley or its designee, in such denominations as were specified by Valley in its notice of exercise and bearing a legend as set forth below and (c) Valley shall pay any transfer or other taxes required by reason of the issuance of the Option Shares so purchased.

                  Unless a registration statement is filed and declared effective under Section 4 hereof, a legend will be placed on each stock certificate evidencing Option Shares issued pursuant to this Agreement, which legend will read substantially as follows:

                  The shares of stock evidenced by this certificate have not been registered for sale under the Securities Act of 1933 (the "1933 Act"). These shares may not be sold, transferred or otherwise disposed of unless a registration statement with respect to the sale of such shares has been filed under the 1933 Act and declared effective or, in the opinion of counsel reasonably acceptable to Midland Bancorporation, Inc., said transfer would be exempt from registration under the provisions of the 1933 Act and the regulations promulgated thereunder.

                  4. Registration Rights. Upon or after the occurrence of a Triggering Event and upon receipt of a written request from Valley, Midland shall prepare and file a registration statement with the Securities and Exchange Commission, covering the Option and such number of Option Shares as Valley shall specify in its request, and Midland shall use its best efforts to cause such registration statement to be declared effective in order to permit the sale or other disposition of the Option and the Option Shares, provided that Valley shall in no event have the right to have more than one such registration statement become effective and further provided that Midland shall have the right to delay for up to six months such registration if the Option Shares can and will be registered in connection with the filing of a Registration Statement on Form S-4 (or a successor form) by any person acquiring Midland.

                  In connection with such filing, Midland shall use its best efforts to cause to be delivered to Valley such certificates, opinions, accountant's letters and other documents as Valley shall reasonably request and as are customarily provided in connection with registrations of securities under the Securities Act of 1933, as amended. All expenses incurred by Midland in complying with the provisions of this Section 4, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for Midland and blue sky fees and expenses shall be paid by Valley. Underwriting discounts and commissions to brokers and dealers relating to the Option Shares, fees and disbursements of counsel to Valley and any other expenses incurred by Valley in connection with such registration shall be borne by Valley. In connection with such filing, Midland shall indemnify and hold harmless Valley against any losses, claims, damages or liabilities, joint or several, to which Valley may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement with respect to Midland or alleged untrue statement with respect to Midland of any material fact with respect to Midland contained in any preliminary or final registration statement or any amendment or supplement thereto, or arise out of a material fact with respect to Midland required to be stated therein or necessary to make the statements therein with respect to Midland not misleading; and Midland will reimburse Valley for any legal or other expense reasonably incurred by Valley in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Midland will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement of omission or alleged omission made in such preliminary or final registration statement or such amendment or supplement thereto in reliance upon and in conformity with written information furnished by or on behalf of Valley specifically for use in the preparation thereof. Valley will indemnify and hold harmless Midland to the same extent as set forth in the immediately preceding sentence but only with reference to written information specifically furnished by or on behalf of Valley for use in the preparation of such preliminary or final registration statement or such amendment or supplement thereto; and Valley will reimburse Midland for any legal or other expense reasonably incurred by Midland in connection with investigating or defending any such loss, claim, damage, liability or action.

                  5. Adjustment Upon Changes in Capitalization. In the event of any change in the Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, conversions, exchanges of shares or the like, then the number and kind of Option Shares and the Option Price shall be appropriately adjusted.

                  In the event any capital reorganization or reclassification of the Common Stock, or any consolidation, merger or similar transaction of Midland with another entity, or in the event any sale of all or substantially all of the assets of Midland shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions (in form reasonably satisfactory to the holder hereof) shall be made whereby the holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of the Common Stock immediately theretofore purchasable and receivable upon exercise of the rights represented by this Option, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon exercise of the rights represented by this Option had such reorganization, reclassification, consolidation, merger or sale not taken place; provided, however, that if such transaction results in the holders of Common Stock receiving only cash, the holder hereof shall be paid the difference between the Option Price and such cash consideration without the need to exercise the Option.

                  6. Filings and Consents. Each of Valley and Midland will use its best efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement.

                  Exercise of the Option herein provided shall be subject to compliance with all applicable laws including, in the event Valley is the holder hereof, approval of the Board of Governors of the Federal Reserve System and Midland agrees to cooperate with and furnish to the holder hereof such information and documents as may be reasonably required to secure such approvals.

                  7. Representations and Warranties of Midland. Midland hereby represents and warrants to Valley as follows:

                     a. Due Authorization. Midland has full corporate power and authority to execute, deliver and perform this Agreement and all corporate action necessary for execution, delivery and performance of this Agreement has been duly taken by Midland.

                     b. Authorized Shares. Midland has taken and, as long as the Option is outstanding, will take all necessary corporate action to authorize and reserve for issuance all shares of Common Stock that may be issued pursuant to any exercise of the Option. c. No Conflicts. Neither the execution and delivery of this Agreement nor consummation of the transactions contemplated hereby (assuming all appropriate regulatory approvals) will violate or result in any violation or default of or be in conflict with or constitute a default under any term of the certificate of incorporation or by-laws of Midland or, to its knowledge, any agreement, instrument, judgment, decree, statute, rule or order applicable to Midland.

                  8. Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Agreement and that the obligations of the parties hereto shall be specifically enforceable. Notwithstanding the foregoing, Valley shall have the right to seek money damages against Midland for a breach of this Agreement.

                  9. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

                  10. Assignment or Transfer. Valley may not sell, assign or otherwise transfer its rights and obligations hereunder, in whole or in part, to any person or group of persons other than to an affiliate of Valley. Valley represents that it is acquiring the Option for Valley's own account and not with a view to or for sale in connection with any distribution of the Option. Valley is aware that presently neither the Option nor the Option Shares are being offered by a registration statement filed with, and declared effective by, the Securities and Exchange Commission, but instead are being offered in reliance upon the exemption from the registration requirements pursuant to Section 4(2) of the Securities Act of 1933, as amended.

                  11. Amendment of Agreement. By mutual consent of the parties hereto, this Agreement may be amended in writing at any time, for the purpose of facilitating performance hereunder or to comply with any applicable regulation of any governmental authority or any applicable order of any court or for any other purpose.

                  12. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

                  13. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, by express service, cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

                           If to Valley, to:

                                    Valley National Bancorp
                                    1445 Valley Road
                                    Wayne, New Jersey  07474-0558
                                    Attn.:  Gerald H. Lipkin
                                      Chairman and Chief Executive Officer
                                    Telecopier No. (201) 305-0024

                                    Copy to:

                                    Pitney, Hardin, Kipp & Szuch
                                    Attn.:  Ronald H. Janis, Esq.

                                    Delivery:

                                    200 Campus Drive
                                    Florham Park, New Jersey  07932

                                    Mail:
                                    P.O. Box 1945
                                    Morristown, New Jersey  07962-1945
                                    Telecopier No. (201) 966-1550

                           If to Midland, to:

                                    Midland Bancorporation, Inc.
                                    80 East Ridgewood Avenue
                                    Paramus, New Jersey  07653
                                    Attn.:  Robert M. Meyer
                                      President and Chief Executive Officer
                                    Telecopier No. (201) 599-0785

                                    Copy to:

                                    Herbert H. Davis III
                                    Rothgerber, Appel, Powers & Johnson LLP
                                    One Tabor Center, Suite 3000
                                    1200 Seventeenth Street
                                    Denver, Colorado  80202
                                    Telecopier No. 303-623-9222

or to such other address as the person to whom notice is to be given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

                  14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

                  15. Captions. The captions in the Agreement are inserted for convenience and reference purposes, and shall not limit or otherwise affect any of the terms or provisions hereof.

                  16. Waivers and Extensions. The parties hereto may, by mutual consent, extend the time for performance of any of the obligations or acts of either party hereto. Each party may waive (i) compliance with any of the covenants of the other party contained in this Agreement and/or (ii) the other party's performance of any of its obligations set forth in this Agreement.

                  17. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement, except as provided in Section 10 permitting Valley to assign its rights and obligations hereunder only to an affiliate of Valley.

                  18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                  19. Termination. The Option granted hereby, to the extent not previously exercised, shall terminate upon either the termination of the Merger Agreement as provided therein or the consummation of the transactions contemplated by the Merger Agreement; provided, however, that if termination of the Merger Agreement occurs after the occurrence of a Triggering Event, this Agreement and the Option granted hereby shall not terminate until 18 months following the date of the termination of the Merger Agreement.

                  IN WITNESS WHEREOF, each of the parties hereto, pursuant to resolutions adopted by its Board of Directors, has caused this Agreement to be executed by its duly authorized officer, all as of the day and year first above written.

                                        MIDLAND BANCORPORATION, INC.


                                        By: /S/ ROBERT M. MEYER
                                          -------------------------------
                                          Robert M. Meyer, President and
                                             Chief Executive Officer

                                        VALLEY NATIONAL BANCORP


                                        By: /S/ GERALD H. LIPKIN
                                          -------------------------------
                                           Gerald H. Lipkin, Chairman, President
                                               and Chief Executive Officer